DEBT	12 Months Ended
Jun. 24, 2015
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt consists of the following (in thousands):

	2015	2014
3.88% notes	$299,766	$299,736
2.60% notes	249,899	249,864
Term loan	0	187,500
Revolving credit facility	383,750	80,000
Capital lease obligations (see Note 9)	40,849	43,086
	974,264	860,186
Less current installments	(3,439)	(27,884)
	$970,825	$832,302

During the first nine months of fiscal 2015, $97 million was drawn from the $250 million revolving credit facility primarily to fund share repurchases, and we paid the required quarterly term loan payments totaling $18.7 million. In March 2015, we terminated the existing credit facility including both the $250 million revolver and the term loan and entered into a new $750 million revolving credit facility. Approximately $345.8 million was drawn from the new revolver and the proceeds were used to pay off the outstanding balances of the term loan and $250 million revolver in the amount of $168.8 million and $177.0 million, respectively. During the fourth quarter of fiscal 2015, an additional $38.0 million was drawn from the new revolver primarily to fund share repurchases. Subsequent to the end of the fiscal year, an additional $135.5 million was borrowed from the $750 million revolving credit facility primarily to fund the acquisition of a franchisee which owns 103 Chili's restaurants. See Note 16 for additional disclosures related to the acquisition.
The maturity date of the $750 million revolving credit facility is March 12, 2020. The revolving credit facility bears interest of LIBOR plus an applicable margin, which is a function of our credit rating and debt to cash flow ratio, but is subject to a maximum of LIBOR plus 2.00%. Based on our current credit rating, we are paying interest at a rate of LIBOR plus 1.38%. One month LIBOR at June 24, 2015 was approximately 0.19%. As of June 24, 2015, $366.2 million of credit is available under the revolving credit facility.
In May 2013, we issued $550.0 million of notes consisting of two tranches - $250.0 million of 2.60% notes due in May 2018 and $300.0 million of 3.88% notes due in May 2023. We received proceeds totaling approximately $549.5 million prior to debt issuance costs and utilized the proceeds to redeem the 5.75% notes due in June 2014, pay down the revolver and fund share repurchases. The notes require semi-annual interest payments which began in the second quarter of fiscal 2014.
Our debt agreements contain various financial covenants that, among other things, require the maintenance of certain leverage and fixed charge coverage ratios. We are currently in compliance with all financial covenants.
Excluding capital lease obligations (see Note 9) and interest, our long-term debt maturities for the five years following June 24, 2015 and thereafter are as follows (in thousands):

Fiscal Year	Long-Term Debt
2016	$0
2017	0
2018	249,899
2019	0
2020	383,750
Thereafter	299,766
$933,415